EXHIBIT 10 (jj)


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                         Security Capital Trading, Inc.
                               520 Madison Avenue
                            New York, New York 10022

                                                          April 1, 1998

The Tirex Corporation
740 St. Maurice, Suite 201
Montreal, Quebec H3C 1L5

Attention: Mr. Terence C. Byrne, President

Gentlemen:

        We are writing to confirm the terms of the agreement regarding our rendition of corporate advisory and consulting services to The Tirex Corporation (the "Company").

During the one year term commencing on the date first above written, we shall provide the Company with such corporate advisory and consulting services as the Company may from time to time reasonably request, pursuant to the terms and subject to the conditions set form below.

      1. It is anticipated that, at venous points in tune, the Company will request that we perform a specific financial advisory seance or services. In each such case, a separate agreement will be negotiated which will set forth the services which the Company desires us to render, which agreement will establish the fees payable to us for such services. The teams assembled by us will include such members of our corporate finance and research staff as may be required given the nature of the particular transaction.

      2. In consideration of our commitment to perform such services, and in lieu of our annual normal retainer, the Company will issue to us or our designees, one or more three year warrants (the "Warrants")
            entitling the holder(s) thereof to purchase an aggregate of 2,000,000 shares of the Company's $.001 par value common stock (the "Warrant Shares") at the following exercise prices: $.25 per share for the first 666,666 shares, $.40 per share for the next 666,666 shares and $.50 per share for the remaining 666,667 shares. Such Warrants, which shall be in the form annexed hereto as Exhibit A, shall further provide, among other things, that the holder(s) thereof shall be entitled to exercise such Warrants during the three year period commencing on the date of issuance hereof, provided, however that, if the Company shall file a registration statement (the "Registration Statement") for an underwritten public offering of its securities (the "Public


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            Offering"),   and  the   underwriter   or   representative   of  the
            underwriters of the Public Offering (the "Underwriter") shall so require, the holders of the Warrants, and any shares of Common Stock theretofore issued or thereafter to be issued upon exercise thereof (the "Warrant Shares") shall lock-up, for a period of not more than one year from the effective date of the Registration Statement, all Warrant Shares which shall not have been sold prior to the date of initial filing of the Registration Statement in normal brokers or market maker's transactions in the public trading market for the Common Stock.

      3. The Company hereby covenants and agrees that (a) the Warrants will be, when delivered in accordance with the terms hereof, validly issued, fully paid and non-assessable; (b) we or our designees, upon delivery of the Warrants, will acquire good and marketable title to the Warrants free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever, except for any federal or state securities law restrictions; (c) the Warrant Shares will be, when paid for and delivered in accordance with the terms of the Warrants, validly issued, fully paid and non-assessable; (d) we or our designees, upon delivery of the Warrant Shares, will acquire good and marketable tide to the Warrant Shares free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever, except for any federal or state securities law restrictions; and (e) the Company, at its sole cost and expense, will (i) register the Warrant Shares for sale by us or our designees, as the selling securityholder(s) thereof, under the Securities Act of 1933, as amended (the "Act"), pursuant to the next Registration Statement which shall be filed by the Company with the Securities and Exchange Commission subsequent to the date of this letter agreement; (ii) will prepare and timely file such post-effective amendments to such Registration Statement as shall be necessary to maintain the registration of the Warrant Shares under the Act until all of the Warrant Shares have been sold by the holder(s) thereof, or until the Warrants shall expire, whichever last occurs, and (iii) qualify the Warrant Shares for sale by the holder(s) thereof under the Blue Sky laws of such states as we shall reasonably request.


      4. The Company will reimburse us for all out-of -pocket expenses which we shall incur in carrying out the terms of this Agreement.

      5. Nothing in this Agreement shall be considered to create the relationship of employer and employee between the Company and us. We shall be


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            deemed at all tunes to be an  independent  contractor,  without  the power or authority to bind the Company in any manner.

      6. The Company agrees to indemnify and hold us and our affiliates, control persons, directors, officers, employees and agents (each an "Indemnified Person") harmless from and against all losses, claims, damages, liabilities, costs or expenses, including those resulting from any threatened or pending investigation, action, proceeding or dispute whether or not we are, or any such other Indemnified Person is, a party to such investigation, action, proceeding or dispute, answer out of our entering into or performing services under this Agreement, or arising out of any matter referred to in this Agreement. This indemnity shall also include our and/or any such other Indemnified Person's reasonable attorneys' and accountants' fees and out-of-pocket expenses incurred in, and the cost of our personnel whose time is spent in connection with, such investigations, actions, proceedings or disputes which fees, expenses and costs shall be periodically reimbursed to us and or to any such other Indemnified Person by the Company as they are incurred; provided however, that the indemnity herein set forth shall not apply where a court of competent jurisdiction has made a final determination that we acted in a grossly negligent manner or engaged in willful misconduct in the performance of our services hereunder which gave rise to the loss, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determination the indemnification and reimbursement provisions hereinabove set forth shall apply and the Company shall perform its obligations hereunder to reimburse us and/or each such other Indemnified Person periodically for its, his or their fees, expenses and costs as they are incurred; such sums to be placed in escrow pending final determination). The Company also agrees that neither we nor any Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with any act or omission to act by us as a result of our engagement under this Agreement except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company that is found in a final determination by a court of competent jurisdiction to have resulted from ours gross negligence or willful misconduct. If for any reason, the foregoing indemnification is unavailable to us or any such other Indemnified Person or insufficient to hold us and such of Indemnified Person harmless, then the Company shall contribute to the amount paid or payable by us or any such other Indemnified Person as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Company and its shareholders on the one hand and us or any such other Indemnified Person on the other hand, but also the relative fault of the Company and us or any such other Indemnified Person, as well as any relevant equitable considerations; provided that in no event will the aggregate contribution by us and any such other Indemnified Person hereunder exceed the amount


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            of fees  actually  received by us pursuant  to this  Agreement.  The reimbursement, indemnity and contribution obligations of the Company hereinabove set form (a) shall be in addition to any liability which the Company may otherwise have; (b) shall be binding upon the Company and its successors and/or assigns; and (c) shall inure to
            the  benefit  of  any  successors,   assigns,   heirs  and  personal
            representatives, as the case may be, of us and any other Indemnified Person.

      7. This agreement sets form the entire understanding of the parties win respect to the subject matter hereof, supersedes all existing agreements between us concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

      8. Any waiver by either the Company or us of a breach of any provision of this Agreement shall not operate or as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. This Agreement shall be binding upon and inure to the benefit of each of the Company, us and our respective successors and assigns.

      9. The covenants, agreement, representations, and warranties contained in or made pursuant to this Agreement shall survive the termination of our engagement hereunder, irrespective of any investigation made by or on behalf of the Company or us.

      10. While there is no commitment on our part, or on the part of the Company to continue this relationship beyond the end of the Term, it is the mutual expectation of the parties that the relationship will continue, and that the parties will negotiate a mutually satisfactory annual retainer to cover periods subsequent to the end of the Term.

      11. The Company agrees not to make any public announcement of this Agreement (except as required by law) without our written consent.

      12. In the event that the Company fails to perform any of the obligations required an its part pursuant to this Agreement, we shall be enticed to receive, as part of any award of damages, the reasonable fees and disbursements which we shall have paid, or which we shall owe, to our counsel in connection with our successful prosecution of such proceedings.

      If the foregoing accurately reflects your understanding of the Agreement between


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the Company and us,  please so  indicate  by signing the  enclosed  copy of this letter at the line provided, and return same to us.

                                                 Very truly yours,

                                                 Security Capital Trading, Inc

                                                 By: ___________________________

                                                     Ronald Heinemen, President

The foregoing agreement is acknowledged and accepted this 1st day of April, 1998.

The Tirex Corporation

By: /s/ Terence C. Byrne
    -------------------------------
    Terence C. Byrne, President


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